Income Taxes	12 Months Ended
Dec. 31, 2013
Income Taxes Disclosure [Abstract]
Income Taxes [Text Block]

Note 7. Income Taxes

	The components of income from continuing operations before provision for income taxes are as follows:

(In millions)	2013	2012	2011

U.S.	$914.9	$908.5	$812.1
Non-U.S.	404.6	360.9	320.7

	$1,319.5	$1,269.4	$1,132.8

The components of the provision for income taxes of continuing operations are as follows:

(In millions)	2013	2012	2011

Current Income Tax Provision
Federal	$242.5	$160.5	$149.7
Non-U.S.	210.1	92.1	68.5
State	13.5	16.1	14.6

	466.1	268.7	232.8

Deferred Income Tax Provision (Benefit)
Federal	$(241.3)	$(40.8)	$(11.4)
Non-U.S.	(178.8)	(205.2)	(107.0)
State	(5.6)	(11.7)	(5.0)

	(425.7)	(257.7)	(123.4)

	$40.4	$11.0	$109.4

The income tax provision (benefit) included in the accompanying statement of income is as follows:

(In millions)	2013	2012	2011

Continuing Operations	$40.4	$11.0	$109.4
Discontinued Operations	(3.7)	(44.0)	191.5

	$36.7	$(33.0)	$300.9

The company receives a tax deduction upon the exercise of non-qualified stock options by employees for the difference between the exercise price and the market price of the underlying common stock on the date of exercise. The provision for income taxes that is currently payable does not reflect $46.6 million and $18.7 million of such benefits that have been allocated to capital in excess of par value in 2013 and 2012, respectively.

	The provision for income taxes in the accompanying statement of income differs from the provision calculated by applying the statutory federal income tax rate of 35% to income from continuing operations before provision for income taxes due to the following:

(In millions)	2013	2012	2011

Provision for Income Taxes at Statutory Rate	$461.8	$444.3	$396.5

Increases (Decreases) Resulting From:
Foreign rate differential	(180.2)	(319.5)	(279.6)
Impact of change in tax laws and apportionment on deferred taxes	3.3	(53.7)	11.7
Income tax credits	(227.6)	(52.1)	(24.8)
Manufacturing deduction	(33.6)	(27.3)	(27.0)
State income taxes, net of federal tax	(3.8)	(8.6)	0.3
Nondeductible expenses	19.6	8.1	17.5
Provision (reversal) of tax reserves, net	(4.3)	14.8	0.6
Tax return reassessments and settlements	10.5	—	3.0
Other, net	(5.3)	5.0	11.2

	$40.4	$11.0	$109.4

In 2013, non-U.S. subsidiaries of the company made cash and deemed distributions to the U.S. which resulted in no net tax cost. As a result of these distributions, the company generated U.S. foreign tax credits of $160 million, offset in part by additional U.S. income taxes of $56 million on the related foreign income which reduced the benefit from the foreign tax rate differential in 2013. In addition, the impact of tax law changes in certain foreign jurisdictions reduced the benefit from the foreign rate differential in 2013. The impact of change in tax laws and apportionment on deferred taxes in 2012 includes $55 million of benefit from a tax rate reduction enacted in Sweden.

Net deferred tax asset (liability) in the accompanying balance sheet consists of the following:

(In millions)	2013	2012

Deferred Tax Asset (Liability)
Depreciation and amortization	$(2,319.1)	$(2,543.9)
Net operating loss and credit carryforwards	690.7	486.6
Reserves and accruals	125.4	116.0
Accrued compensation	195.1	210.0
Inventory basis difference	61.2	67.4
Other capitalized costs	51.9	53.9
Unrealized losses on hedging instruments	14.7	21.0
Other, net	36.0	48.9

	(1,144.1)	(1,540.1)
Less: Valuation allowance	76.8	113.7

	$(1,220.9)	$(1,653.8)

The company estimates the degree to which tax assets and loss carryforwards will result in a benefit based on expected profitability by tax jurisdiction and provides a valuation allowance for tax assets and loss and credit carryforwards that it believes will more likely than not expire unutilized. At December 31, 2013, all of the company’s valuation allowance relates to deferred tax assets for which any subsequently recognized tax benefits will reduce income tax expense.

At December 31, 2013, the company had federal, state and non-U.S. net operating loss carryforwards of $130.2 million, $891.9 million and $1.89 billion, respectively. Use of the carryforwards is limited based on the future income of certain subsidiaries. The federal and state net operating loss carryforwards expire in the years 2014 through 2033. Of the non-U.S. net operating loss carryforwards, $303.8 million expire in the years 2014 through 2032, and the remainder do not expire. The company also had $203.0 million of federal foreign tax credit carryforwards as of December 31, 2013, which expire in the years 2014 through 2023.

A provision has not been made for U.S. or additional non-U.S. taxes on $5.97 billion of undistributed earnings of international subsidiaries that could be subject to taxation if remitted to the U.S. because the company plans to keep these amounts permanently reinvested overseas except for instances where the company can remit such earnings to the U.S. without an associated net tax cost. Determining the deferred tax liability that would arise if these earnings were remitted is not practicable.

Unrecognized Tax Benefits

As of December 31, 2013, the company had $134.2 million of unrecognized tax benefits which, if recognized, would reduce the effective tax rate.

A reconciliation of the beginning and ending amounts of unrecognized tax benefits is as follows:

(In millions)	2013	2012	2011

Balance at beginning of year	$164.8	$120.3	$62.1
Additions for tax positions of current year	12.6	20.5	43.2
Additions for tax positions of prior years	15.6	31.8	18.6
Reductions for tax positions of prior years	—	—	(2.1)
Closure of tax years	(7.2)	(7.8)	—
Settlements	(51.6)	—	(1.5)

	$134.2	$164.8	$120.3

The company expects that the unrecognized tax benefits will increase in the first quarter of 2014 as a result of the acquisition of Life Technologies.

During 2013, the company settled the IRS audit relating to the 2008 and 2009 tax years which resulted in a decrease in the company’s liability for unrecognized tax benefits of $8.9 million. The liability was also reduced by $21.0 million due to the company’s withdrawal of a U.S. court case relating to the 2001 to 2003 tax years. Additionally, in 2013, the company benefited from a favorable resolution of a court case in Sweden which resulted in a decrease in the liability for unrecognized tax benefits of $21.1 million. Of the total $21.1 million, $16.9 million reduced income tax expense. Of the total $134 million of liability, $5 million is classified as a current liability and the remainder is long-term.

During 2012, the statute of limitations on certain unrecognized tax benefits lapsed which resulted in a decrease in the liability for unrecognized tax benefits of $7.8 million, all of which reduced income tax expense.

During 2011, the company’s liability for unrecognized tax benefits increased primarily due to additional unrecognized tax benefits associated with the liquidation of a U.S. subsidiary, utilization of capital loss carryforwards and acquisitions.

In 2011, the company settled the IRS audit of a refund claim relating to the 2000 and 2001 tax years which resulted in a $1.5 million decrease in the liability for unrecognized tax benefits.

The company classified interest and penalties related to unrecognized tax benefits as income tax expense. The total amount of interest and penalties related to uncertain tax positions and recognized in the balance sheet as of December 31, 2013 and 2012 was $14.1 million and $10.9 million, respectively.

The company conducts business globally and, as a result, Thermo Fisher or one or more of its subsidiaries files income tax returns in the U.S. federal jurisdiction and various state and foreign jurisdictions. In the normal course of business, the company is subject to examination by taxing authorities throughout the world, including such major jurisdictions as Australia, Canada, China, Denmark, Finland, France, Germany, Italy, Japan, the United Kingdom and the United States. With few exceptions, the company is no longer subject to U.S. federal, state and local, or non-U.S., income tax examinations for years before 2010.